                                              UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549

                                                 FORM 8-K

                                         CURRENT REPORT PURSUANT
                                      TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934

                             Date of Report (Date of earliest event reported)
                                              July 31, 2007

         STRUCTURED  ASSET  MORTGAGE  INVESTMENTS II INC. (as Depositor  under the Amended and Restated Trust  Agreement dated  as of July 31,  2007,  providing  for the  issuance  of  Thornburg  Mortgage  Securities  Trust  2007-3,
         Mortgage-Backed Notes, Series 2007-3)

                                     Thornburg Mortgage Securities Trust 2007-3
                               (Exact Name of Issuing Entity as Specified in its Charter)

                                  Structured Asset Mortgage Investments II Inc.
                              (Exact Name of Registrant as Specified in its Charter)

                                         Thornburg Mortgage Home Loans, Inc.
                                  (Exact Name of Sponsor as Specified in its Charter)

               Delaware                                333-140247                            30-0183252
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           Of Incorporation)                          File Number)                       Identification No.)

          383 Madison Avenue
             New York, NY                                                                       10179
    (Address of Principal Executive                                                          (Zip Code)
               Offices)

                    Registrant's telephone number, including area code: (212) 272-2000

                                                   N/A
                      (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01.

         Other Events

                  Orrick Herrington & Sutcliffe LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-140247) in connection with various transactions.  Legal opinions by Orrick Herrington & Sutcliffe LLP to be incorporated into the
Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

         Item 9.01.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    5.1    Opinion of Orrick Herrington & Sutcliffe LLP as to legality (including consent of such firm).

                    8.1    Opinion of Orrick Herrington & Sutcliffe LLP as to certain tax matters
                           (including consent of such firm included in Exhibit 5.1).

                   23.1    Consent of Orrick Herrington & Sutcliffe LLP (included in Exhibit 5.1).

                                                 Form 8-K
                                                SIGNATURES

         Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  as  amended,  the
Registrant  has duly  caused  this  report to be signed on its  behalf by the  undersigned  hereunto  duly authorized.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                                     By:   /s/ Baron Silverstein
                                                           Name: Baron Silverstein
                                                           Title: Senior Managing Director

Dated:  July 31, 2007

                                              EXHIBIT INDEX

   Exhibit No.                              Description

  5.1    Opinion of Orrick Herrington & Sutcliffe LLP as to legality (including consent of such firm).

  8.1    Opinion of Orrick Herrington & Sutcliffe LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

 23.1    Consent of Orrick Herrington & Sutcliffe LLP (included in Exhibit 5.1).